Contingencies	6 Months Ended
Jun. 30, 2020
Text block [abstract]
Contingencies
24. Contingencies
3
The company has contingencies for which, in the opinion of management and its legal counsel, the risk of loss is possible but not probable and therefore no provisions have been recorded. Due to their nature, such legal proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, negotiations between affected parties and governmental actions, and as a consequence AB InBev’s management cannot at this stage estimate the likely timing of resolution of these matters. The most significant contingencies are discussed below.
AMBEV TAX MATTERS
As of 30 June 2020, AB InBev’s material tax proceedings are related to Ambev and its subsidiaries. Estimates of amounts of possible loss are as follows:

Million US dollar	30 June 2020	31 December 2019
Income tax and social contribution	8 366	10 781
Value-added and excise taxes	4 179	5 514
Other taxes	867	1 018

	13 412	17 313

The most significant tax proceedings of Ambev are discussed below
.
INCOME TAX AND SOCIAL CONTRIBUTION
Foreign Earnings
Since 2005, Ambev and certain of its subsidiaries have been receiving assessments from the Brazilian Federal Tax Authorities relating to the profits of its foreign subsidiaries. The cases are being challenged at both the administrative and judicial levels of the courts in Brazil.

1	Converted at the June 2020 closing rate.
2	Assuming the June 2020 closing share price of 43.87 euro per share and 30 June 2020 ZAR per Euro exchange rate of 19.442392.
3	Amounts have been converted to US dollar at the closing rate of the respective period.

The administrative proceedings have resulted in partially favorable decisions, which are still subject to review by the administrative court. In the judicial proceedings, Ambev has received favorable injunctions that suspend the enforceability of the tax credit, as well as favorable first level decisions, which remain subject to review by the second-level judicial court.
The amount related to this uncertain tax position as of 30 June 2020 is approximately 7.3 billion Brazilian real (1.3 billion US dollar) and Ambev has not recorded any provisions in connection therewith as it considers the chance of loss to be possible. For proceedings where it considers the chance of loss to be probable, Ambev has recorded a provision in the total amount of 53 million Brazilian real (10 million US dollar).
Goodwill InBev Holding
In December 2011, Ambev received a tax assessment related to the goodwill amortization resulting from the InBev Holding Brasil S.A. merger with Ambev. The decision rendered by the Lower Administrative Court was partially favorable to Ambev. Ambev filed a judicial proceeding to discuss the unfavorable portion of the decision and requested an injunction to suspend enforceability of the tax credit which was granted to Ambev. Regarding the portion of the decision subject to review at the administrative level, in August 2019 the Upper Administrative House rendered a partially favorable decision to Ambev. Ambev was notified of the decision and filed a judicial proceeding to discuss the unfavorable portion of the decision. Ambev also requested an injunction, which was granted in order to suspend the enforceability of the remaining tax credit.
In June 2016, Ambev received a new tax assessment charging the remaining value of the goodwill amortization and filed a defense. In March 2017, Ambev was notified of a partially favorable first level administrative decision and filed an appeal to the Lower Administrative Court. In May 2018, Ambev received a partially favorable decision at the Lower Administrative Court. In May 2019, Ambev filed a Special Appeal for analysis of the case by the Upper Administrative House. In November 2019, the Special Appeal was partially admitted by the Upper Administrative House and Ambev filed an appeal related to the portion that was not admitted. Ambev was notified of the decision and filed a judicial proceeding to discuss the unfavorable portion of the decision. Ambev also requested an injunction to suspend the enforceability of the tax credit, which was granted to Ambev. The admitted part of the Special Appeal will be examined by the Upper Administrative House.
The amount related to this uncertain tax position as of 30 June 2020 is aproximately 10.2 billion Brazilian real (1.9 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible. In the event Ambev is required to pay these amounts, AB InBev will reimburse the amount proportional to the benefit received by AB InBev pursuant to the merger protocol as well as the related costs.
Goodwill Beverage Associate Holding (BAH)
In October 2013, Ambev received a tax assessment related to the goodwill amortization resulting from the merger of Beverage Associates Holding Limited (“BAH”) into Ambev. The decision from the first level administrative court was unfavorable to Ambev. Ambev filed an appeal to the Lower Administrative Court against the decision. In November 2018, Ambev received a partially favorable decision at the Lower Administrative Court. Ambev submitted counterarguments responding to the special appeal filed by the tax authorities and, regarding the unfavorable part of the decision, filed a special appeal to the Administrative Upper House. In December 2019, the Special Appeal was partially admitted by the Administrative Upper House and Ambev filed an appeal related to the portion that was not admitted. In June 2020, Ambev received a decision from the Administrative Upper House dismissing the appeal related to the portion that was not admitted. Currently, Ambev is awaiting the judgment of the Administrative Upper House in relation to the portion of the Special Appeal that was admitted.
In April and August 2018, Ambev received new tax assessments charging the remaining value of the goodwill amortization and filed defenses. In April 2019, the First Administrative Court rendered unfavorable decisions to Ambev. As a result thereof, Ambev appealed to the Lower Administrative Court. In November and December 2019, Ambev received partially favorable decisions at the Lower Administrative Court. Ambev is awaiting the results of the remaining decisions in order to file the applicable appeals.
The amount related to this uncertain tax position as of 30 June 2020 is approximately 2.2 billion Brazilian real (0.4 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
Goodwill CND Holdings
In November 2017, Ambev received a tax assessment related to the goodwill amortization resulting from the merger of CND Holdings into Ambev. The decision from the first-level administrative court was unfavorable to Ambev. Ambev filed an appeal to the Lower Administrative Court. In February 2020, the Lower Administrative Court rendered a partially favorable decision. In June 2020, Ambev was notified of the decision and filed a motion for clarification of the decision. In addition, Ambev submitted counterarguments responding to the special appeal filed by the tax authorities regarding the portion that was favorable to Ambev.
The amount related to this uncertain tax position as of 30 June 2020 is approximately 1.0 billion Brazilian real (0.2 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
Tax Loss Offset
Ambev and certain of its subsidiaries received a number of assessments from the Brazilian Federal Tax Authorities relating to the offset of tax losses carry forward in the context of business combinations.
In February 2016, the Administrative Upper House ruled unfavorably to Ambev in two cases. Ambev filed judicial proceedings to discuss the matter. In September 2016, Ambev received a favorable first level decision in one of the judicial claims, and in March 2017, an unfavorable first-level decision in the other case. Both cases are now awaiting analysis by the second-level judicial court. The other cases are being challenged at the administrative level and are still awaiting final decisions.
The amount related to this uncertain tax position as of 30 June 2020 is approximately 0.6 billion Brazilian real (0.1 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
Disallowance of financial expenses
In 2015 and 2016, Ambev received tax assessments related to the disallowance of alleged non-deductible
expenses and the deduction of certain losses mainly associated to financial investments and loans. Ambev presented defenses and, in November 2019, received a favorable decision at the first-level administrative court regarding the 2016 case. The 2015 case is still pending decision by the first-level administrative court.
The amount related to this uncertain tax position as of 30 June 2020 is approximately 4.9 billion Brazilian real (0.9 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
Disallowance of tax paid abroad
Since 2014, Ambev has been receiving tax assessments from the Brazilian Federal Tax Authorities related to the disallowance of deductions associated with alleged unproven taxes paid abroad by its subsidiaries and has been filing defenses. The cases are being challenged at both the administrative and judicial levels. In November 2019, the Lower Administrative Court rendered a favorable decision to Ambev in one of the cases, which became definitive. In January 2020, the Lower Administrative Court rendered unfavorable decisions regarding four of these assessments (from 2015 and 2016). Ambev management estimates the total amount of possible losses in relation to these four assessments to be approximately 3.6 billion Brazilian real (0.7 billion US dollar) as of 30 June 2020. Regarding the 2015 assessments, Ambev was notified of the decisions and filed a motion for clarification. Ambev is still awaiting the formal notification of the 2016 decisions to file the applicable appeals. The other cases are still waiting final decisions. In September 2017, Ambev decided to include part of these tax assessments in the Brazilian Federal Tax Regularization Program of the Provisional Measure No 783.
The amount related to this uncertain tax position as of 30 June 2020 is approximately 10.3 billion Brazilian real (1.9 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
Presumed Profit
In April 2016, Arosuco (a subsidiary of Ambev) received a tax assessment regarding the use of the “presumed profit” method for the calculation of income tax and the social contribution on net profits instead of the “real profit” method. In September 2017, Arosuco received an unfavorable first level administrative decision and filed an appeal. In January 2019, the Lower Administrative Court rendered a favorable decision to Arosuco, which became definitive.
In March 2019, Ambev received a new tax assessment regarding the same subject and filed a defense. In October 2019, Arosuco received an unfavorable first level administrative decision and filed an appeal. The amount related to this uncertain tax position as of 30 June 2020 is approximately 0.5 billion Brazilian real (0.1 billion US dollar). Arosuco has not recorded any provisions for this matter as it considers the chance of loss to be possible.
Deductibility of IOC expenses
In November 2019, Ambev received a tax assessment from the Brazilian Federal Tax Authorities related to the interest on capital (“IOC”) deduction in 2014. The assessment refers primarily to the accounting and corporate effects of the restructuring carried out by Ambev in 2013 and the impact on the increase in the deductibility of IOC expenses. Ambev filed an administrative defense and is awaiting a decision by the first-level administrative court.
The company distributed IOC in the years following the assessed period. Accordingly, if the IOC deductibility is also questioned in the future on the same basis as the aforementioned tax assessment, Ambev estimates that the conclusion of these discussions would be similar to the present case, therefore maintaining the effects of the deductibility of IOC expenses in the effective income tax rate.
The amount related to this uncertain tax position as of 30 June 2020 is approximately 4.0 billion Brazilian real (0.7 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
Disallowance on Income Tax deduction
In January 2020, Arosuco, a subsidiary of Ambev, received a tax assessment from the Brazilian Federal Tax Authorities regarding the disallowance of the income tax reduction benefit provided for in Provisional Measure
No. 2199-14
/ 2001. Arosuco filed an administrative defense and is awaiting a decision by the first-level administrative court.
The amount related to this uncertain tax position as of 30 June 2020 is approximately 2.0 billion Brazilian real (0.4 billion US dollar). Ambev has not recorded any provisions for this matter as it considers the chance of loss to be possible.
ICMS VALUE ADDED TAX, EXCISE TAX (“IPI”) AND TAXES ON NET SALES
Manaus Free Trade Zone – IPI / Social contributions
In Brazil, goods manufactured within the Manaus Free Trade Zone intended for remittance elsewhere in Brazil are exempt and/ or zero-rated
from excise tax (“IPI”) and social contributions (“PIS/COFINS”). With respect to IPI, Ambev’s subsidiaries have been registering IPI presumed tax credits upon the acquisition of exempted goods manufactured therein. Since 2009, Ambev has been receiving a number of tax assessments from the Brazilian Federal Tax Authorities relating to the disallowance of such credits.
Ambev has also been receiving charges from the Brazilian Federal Tax Authorities in relation to (i) federal taxes allegedly unduly offset with the disallowed presumed IPI excise tax credits that are under discussion in these proceedings and (ii) PIS/COFINS amounts allegedly due on Arosuco’s remittance to Ambev subsidiaries.
In April 2019, the Federal Supreme Court (“STF”) announced its judgment on Extraordinary Appeal No. 592.891/SP and 596.614/SP, with binding effects, deciding on the rights of taxpayers registering IPI excise tax presumed credits on acquisitions of raw materials and exempted inputs originating from the Manaus Free Trade Zone. As a result of this decision, Ambev reclassified part of the amounts related to the IPI cases as remote losses maintaining as possible losses only issues related to other additional discussions that were not included in the analysis of the STF. The cases are being challenged at both the administrative and judicial levels.
Ambev management estimates the possible loss related to these assessments to be approximately 4.6 billion Brazilian real (0.8 billion US dollar) as of 30 June 2020. Ambev has not recorded any provision in connection therewith.
IPI Suspension
In 2014 and 2015, Ambev received tax assessments from the Brazilian Federal Tax Authorities relating to IPI allegedly due over remittances of manufactured goods to other related factories. The cases are being challenged at both the administrative and judicial levels.

Ambev management estimates the possible loss related to these assessments to be approximately 1.7 billion Brazilian real (0.3 billion US dollar) as of 30 June 2020. Ambev has not recorded any provision in connection therewith.
ICMS tax credits
Ambev is currently challenging tax assessments issued by the states of São Paulo, Rio de Janeiro, Minas Gerais, among others, questioning the legality of ICMS tax credits arising from transactions with companies that have tax incentives granted by other states. The cases are being challenged at both the administrative and judicial level of the courts.
Ambev management estimates the possible losses related to these assessments to be approximately 2.0 billion Brazilian real (0.4 billion US dollar) as of 30 June 2020. Ambev has not recorded any provision in connection therewith.
ICMS-ST
Trigger
Over the years, Ambev has received tax assessments to charge supposed ICMS differences considered due when the price of the products sold by Ambev is above the fixed price table basis established by the relevant states, cases in which the state tax authorities understand that the calculation basis should be based on a value-added percentage over the actual prices and not the fixed table price. Ambev is currently challenging those charges before the courts. The cases are being challenged at both the administrative and judicial levels.
Ambev management estimates the total possible loss related to this issue to be approximately 8.2 billion Brazilian real (1.6 billion US dollar) as of 30 June 2020. Ambev has recorded provisions in the total amount of of 8 million Brazilian real (2 million US dollar) in relation to certain proceedings for which it considers the chances of loss to be probable due to specific procedural issues.
ICMS – PRODEPE
In 2015, Ambev received a tax assessment issued by the State of Pernambuco to charge ICMS differences due to an alleged non-compliance
with the state tax incentive agreement (“PRODEPE”) as a result of the rectification of its monthly reports. The state tax authorities understood that Ambev was not able to use the incentive due to this rectification. In 2017, Ambev had a final favorable decision in the sense that such assessment was null due to formal mistakes of the tax auditor. However, in September 2018, Ambev received a new tax assessment to discuss the same matter. There are other assessments related to PRODEPE. Ambev management estimates the possible losses related to this issue to be approximately 0.6 billion Brazilian real (0.1 billion US dollar) as of 30 June 2020. Ambev has recorded a provision in the total amount of 5 million Brazilian real (1 million US dollar) in relation to one proceeding it considers the chances of loss to be partially probable.
SOCIAL CONTRIBUTIONS
Since 2015, Ambev has received tax assessments issued by the Brazilian Federal Tax Authorities relating to PIS/COFINS amounts allegedly due over bonus products granted to its customers. The cases are being challenged at both the administrative and judicial levels of the courts. In 2019, Ambev received final favorable decisions at the administrative level in some of these cases and favorable decisions in other cases that are still subject to review. At the judicial level, the case is still in the initial stage.
Ambev management estimates the possible loss related to these assessments to be approximately 2.1 billion Brazilian real (0.4 billion US dollar) as of 30 June 2020. No related provision has been made.
AB INBEV’S AUSTRALIAN BUSINESS TAX MATTERS
SAB Australia Pty Limited (“SAB Australia”), a subsidiary of AB InBev, received a tax assessment for the 2012 to 2014 income tax years for 0.3 billion Australian dollar (0.3 billion US dollar) related to the interest deductions of SAB’s acquisition of the Foster’s group (the “Foster’s acquisition”). SAB Australia is disputing the 2012 to 2014 assessment and remains confident of the positions it has adopted. SAB Australia paid 47 million US dollar related to the tax assessment pending conclusion of the matter and recorded a provision of 0.1 billion US dollar in connection therewith as of 30 June 2020.
The Australian tax authorities have also notified SAB Australia that it has commenced an audit of the 2015 to 2020 income tax years. The focus of the audit is the tax treatment of the ongoing funding arrangements associated with the Foster’s acquisition.
OTHER TAX MATTERS
In February 2015, the European Commission opened an
in-depth
state aid investigation into the Belgian excess profit ruling system. On 11 January 2016, the European Commission adopted a negative decision finding that the Belgian excess profit ruling system constitutes an aid scheme incompatible with the internal market and ordering Belgium to recover the incompatible aid from a number of aid beneficiaries. The Belgian authorities have contacted the companies that have benefitted from the system and have advised each company of the amount of incompatible aid that is potentially subject to recovery. The European Commission decision was appealed to the European Union’s General Court by Belgium on 22 March 2016 and by AB InBev on 12 July 2016. On 14 February 2019, the European General Court concluded that the Belgian excess profit ruling system does not constitute illegal state aid. The European Commission has appealed the judgment to the European Court of Justice. Pending the outcome of that appeal, the European Commission opened new state aid investigations into the individual Belgian tax rulings, including the one issued to AB InBev in September 2019, to remedy the concerns that led to annulment of its earlier decision by the General Court. These investigations relate to the same rulings that were subject to the European Commission decision issued on 11 January 2016. AB InBev cannot at this stage estimate the final outcome of such legal proceedings. Based on the estimated exposure related to the excess profit ruling applicable to AB InBev, the different elements referred to above, as well as the possibility that taxes paid abroad and non-recognized
tax loss carryforwards could eventually partly or fully offset amounts subject to recovery, if any, AB InBev has not recorded any provisions in connection therewith as of 30 June 2020.
In addition, the Belgian tax authorities have also questioned the validity and the actual application of the excess profit ruling that was issued in favor of AB InBev and have refused the actual tax exemption which it confers. Against such decision AB InBev has filed a court claim before the Brussels court of first instance which ruled in favor of AB InBev on 21 June 2019. The Belgian tax authorities appealed this judgment. Also, in respect of this aspect of the excess profit ruling matter, considering the company’s and its counsel assessment, as well as the position taken by the tax authorities’ mediation services, in respect of the merits of the case, AB InBev has not recorded any provisions as 30 June 2020.

In January 2019, AB InBev deposited 68 million euro (76 million US dollar) on a blocked account. Depending on the final outcome of the European Court procedures on the Belgian excess profit ruling system, as well as the pending Belgian court case, this amount will either be slightly modified, or released back to the company or paid over to the Belgian State.
WARRANTS
Certain holders of warrants issued by Ambev in 1996 for exercise in 2003 proposed lawsuits to subscribe correspondent shares for an amount lower than Ambev considers as established upon the warrant issuance. In case Ambev loses the totality of these lawsuits, the issuance of 172,831,574 shares would be necessary. Ambev would receive in consideration funds that are materially lower than the current market value. This could result in a dilution of about 1% to all Ambev shareholders. Furthermore, the holders of these warrants are claiming that they should receive the dividends relative to these shares since 2003, approximately 1.0 billion Brazilian real (0.2 billion US dollar) in addition to legal fees. Ambev disputes these claims and intends to continue to vigorously defend its case. All six lawsuits were ruled favorable to Ambev by the Superior Court of Justice (“STJ”). Three cases were dismissed by the STJ’s Special Court and may still be subjected to further appeals. One case was ruled favorable to Ambev by the STJ’s Special Court and appealed while another case was remitted to the STJ’s lower court for a new judgment. The sixth case was ruled favorable to Ambev and may still be subject to an appeal. Considering all of these facts, Ambev and its external counsels strongly believe that the chance of loss in these cases is remote.
UNITED STATES CLASS ACTION SUIT
On 21 June 2019, a proposed class action was filed in the United States District Court for the Southern District of New York against AB InBev and three of its officers. The complaint alleges claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule
10b-5
thereunder on behalf of a proposed class of purchasers of AB InBev American Depositary Shares between 1 March 2018 and 24 October 2018. The plaintiff alleges that defendants misstated or omitted material facts regarding, among other things, the company’s financial condition, its dividend policy and the effectiveness of its disclosure controls and procedures. The complaint seeks unspecified compensatory damages and reimbursement for litigation expenses. An amended complaint filed on 12 December 2019 contained substantially the same allegations, but reduced the number of defendant officers to two. The company has moved to dismiss the case and is currently awaiting a hearing on its motion to dismiss. The company has not recorded any provision.